Exhibit 99.1

Move, Inc. Reports Second Quarter 2006 Results; Revenue Up 17 Percent Year-Over-Year, GAAP Net Income of $1.7 Million

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Aug. 3, 2006--Move, Inc. (NASDAQ:MOVE) reported financial results for the second quarter ended June 30, 2006. Total revenue for the second quarter was $73.9 million, a 17 percent increase compared to $63.3 million in the second quarter of 2005.
    Net income applicable to common stockholders for the second quarter of 2006 was $1.7 million, or $0.01 per share, compared to net income of $3.3 million, or $0.02 per share, for the second quarter of 2005. Excluding stock-based compensation expense, net income would have been $4.3 million for the second quarter of 2006.
    Move's EBITDA (earnings before interest, restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation, and amortization) for the second quarter of 2006 was $4.7 million, compared to $2.9 million for the second quarter of 2005. EBITDA for the second quarter of 2005 included $4.2 million in expense related to the Company's obligation to advance the defense costs of former officers. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.
    "We had a strong second quarter. We successfully implemented essential components of our corporate strategy, including our new corporate brand, the industry's most powerful real estate search engine, Move.com, and a suite of new products and services," said Mike Long, Move's chief executive officer. "We are pleased that even with continued large investments in our business, we were able to achieve improving financial performance."

    CONFERENCE CALL

    As previously announced, Move will host a conference call, which will be broadcast live over the Internet today, Thursday, August 3, 2006, at 2:00 p.m. PDT (5:00 p.m. EDT). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's second quarter 2006 results. In order to participate in the call, investors should log on to http://investor.move.com and click on "Event Calendar." Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A telephone replay will be available from 5:00 p.m. PDT (8:00 p.m. EDT) until midnight on August 10, 2006 at 888-286-8010, conference ID 31160907. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move's Form 10-Q for the quarter ended June 30, 2006 is expected to be filed with the Securities and Exchange Commission on, or before, August 7, 2006.

    USE OF NON-GAAP FINANCIAL MEASURES

    To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash and non-recurring items, principally depreciation, amortization and stock-based compensation and other charges, which is referred to as EBITDA. We have also presented a non-GAAP table of our Segment Data for the three and six months ended June 30, 2006 that extracts stock based compensation under SFAS 123R "Share Based Payment". A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

    This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

    ABOUT MOVE, INC.

    Move(TM) (NASDAQ:MOVE), the world's largest moving community, provides home buyers and renters with the real estate and community information, and professional connections they need before, during and after a move. The Company operates Move.com(TM) (www.move.com), the most comprehensive real estate search site for rentals and homes to buy and REALTOR.com(R) (www.realtor.com), the official Web site of the National Association of REALTORS(R). Move also operates Welcome Wagon(R) (www.welcomewagon.com), a 78-year old neighborhood expert that provides new movers with valuable and comprehensive information about businesses and professionals in their new communities. Move.com is the official new homes Web site of the National Association of Home Builders. Move also operates Moving.com (www.moving.com), SeniorHousingNet(TM) (www.seniorhousingnet.com), TOP PRODUCER(R) Systems (www.homeinsight.com), FactoryBuiltHousing.com
(www.factorybuilthousing.com) and Homeplans (www.homeplans.com).


                              MOVE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)


                            Three Months Ended      Six Months Ended
                                  June 30,               June 30,
                           -------------------------------------------
                                 2006      2005        2006      2005
                           ----------- --------- ----------- ---------
                                 (unaudited)           (unaudited)

Revenue                    $   73,891  $ 63,253  $  142,870  $119,709
  Cost of revenue (1)          16,447    13,539      32,853    26,440
                            ----------  --------  ----------  --------
  Gross profit                 57,444    49,714     110,017    93,269
                            ----------  --------  ----------  --------

Operating expenses: (1)
  Sales and marketing          28,312    22,689      53,653    45,051
  Product and web site
   development                  8,793     5,062      17,148     9,441
  General and administrative   19,378    19,692      40,354    36,069
  Amortization of intangible
   assets                         589       958       1,336     2,155
  Restructuring Charges            --    (1,442)         --    (1,442)
                            ----------  --------  ----------  --------
Total operating expenses       57,072    46,959     112,491    91,274
                            ----------  --------  ----------  --------
Income (loss) from
 operations                       372     2,755      (2,474)    1,995

Interest income, net            1,794       496       3,409       849
Other income, net                 431        69         503        81
                            ----------  --------  ----------  --------
  Net income                    2,597     3,320       1,438     2,925

Convertible preferred stock
 dividends                       (885)        -      (1,763)        -
                            ----------  --------  ----------  --------
Net income (loss)
 applicable to common
 stockholders              $    1,712  $  3,320  $     (325) $  2,925
                            ==========  ========  ==========  ========

Net income (loss) per
 common share:
Basic net income (loss)
 applicable to common
 stockholders              $     0.01  $   0.02  $    (0.00) $   0.02
                            ==========  ========  ==========  ========
Diluted net income (loss)
 applicable to common
 stockholders              $     0.01  $   0.02  $    (0.00) $   0.02
                            ==========  ========  ==========  ========

Shares used to calculate basic and
 diluted per share amounts
     Basic                    150,769   146,729     149,865   146,693
                            ==========  ========  ==========  ========
     Diluted                  165,127   151,842     149,865   153,037
                            ==========  ========  ==========  ========


(1) Includes stock-based compensation as follows:

     Cost of revenue       $       29  $      -  $      158  $      -
     Sales and Marketing          302         -         791         -
     Product and web site
      development                 340         -         839         -
     General and
      administrative            1,878         -       4,131         -
                            ----------  --------  ----------  --------
                           $    2,549  $      -  $    5,919  $      -
                            ==========  ========  ==========  ========



                              MOVE, INC.
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

     INCOME (LOSS) FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES
          AND CERTAIN OTHER NON-CASH AND NON-RECURRING ITEMS,
           PRINCIPALLY STOCK-BASED COMPENSATION AND CHARGES,
                DEPRECIATION, AND AMORTIZATION (EBITDA)
                            (in thousands)


                             Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                             -----------------------------------------
                                   2006     2005        2006     2005
                             ----------- -------- ----------- --------
                                   (unaudited)           (unaudited)

Income (loss) from operations    $  372  $ 2,755  $   (2,474) $ 1,995

Plus:
   Stock-based charges             (174)     133         (33)     517
   Amortization of intangible
    assets                          589      958       1,336    2,155
   Depreciation                   2,571    1,836       5,015    3,460
   Stock-based compensation       2,549       --       5,919       --
   Restructuring charge reversal     --   (1,442)         --   (1,442)
   Non-recurring refund of
    insurance premium            (1,184)      --      (1,184)      --
   Non-recurring revenue             --   (1,332)         --   (1,332)
                              ----------  -------  ----------  -------
EBITDA                       $    4,723  $ 2,908  $    8,579  $ 5,353
                              ==========  =======  ==========  =======



                              MOVE, INC.
                       SEGMENT OPERATING RESULTS
                            (in thousands)



                           Three Months Ended        Six Months Ended
                                  June 30,                June 30,
                         ---------------------------------------------
                                2006      2005         2006      2005
                         ------------ --------- ------------ ---------
                                (unaudited)            (unaudited)
Revenue:
  Real Estate Services   $    52,099  $ 45,705  $   101,348  $ 85,433
  Move-Related Services       21,792    17,548       41,522    34,276
                          -----------  --------  -----------  --------
    Total revenue        $    73,891  $ 63,253  $   142,870  $119,709
                          ===========  ========  ===========  ========

Operating income (loss)(1)
  Real Estate Services   $    11,379  $ 14,287  $    22,976  $ 23,471
  Move-Related Services          323      (234)      (1,254)      203
  Unallocated                (11,330)  (11,298)     (24,196)  (21,679)
                          -----------  --------  -----------  --------
    Income (loss) from
     operations          $       372  $  2,755  $    (2,474) $  1,995
                          ===========  ========  ===========  ========


(1) Includes stock-based compensation as follows:

Real Estate Services     $     1,068  $      -  $     2,348  $      -
Move-Related Services            321         -          945         -
Unallocated                    1,160         -        2,626         -
                          -----------  --------  -----------  --------
                         $     2,549  $      -  $     5,919  $      -
                          ===========  ========  ===========  ========



                              MOVE, INC.
                       SEGMENT OPERATING RESULTS
                NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)


                                  Three months ended
                                    June 30, 2006
                   ---------------------------------------------------
                                     (unaudited)

                   Real Estate  Move-             Stock-based
                    Services   Related            Compensation
                              Services Unallocated              Total
                                                               revenue

Revenue           $   52,099 $ 21,792 $        - $         - $ 73,891
Cost of Revenue        8,449    7,063        906          29   16,447
                   ------------------------------ ----------- --------
Gross Profit          43,650   14,729       (906)        (29)  57,444

Sales and
 marketing            17,875    9,272        863         302   28,312
Product and web site
 development           6,283    1,173        997         340    8,793
General and
 administrative        7,045    3,640      6,815       1,878   19,378
Amortization of
 intangibles               -        -        589           -      589
                   ---------- -------- ---------- ----------- --------
Total operating
 expenses             31,203   14,085      9,264       2,520   57,072
                   ---------- -------- ---------- ----------- --------

Income (loss) from
 operations       $   12,447 $    644 $  (10,170)$    (2,549)$    372
                   ========== ======== ========== =========== ========



                                 Three months ended
                                   June 30, 2005
                   ---------------------------------------------------
                                    (unaudited)

                   Real Estate  Move-             Stock-based
                    Services   Related            Compensation
                               Services Unallocated             Total
                                                               revenue

Revenue           $   45,705 $ 17,548 $        - $           $ 63,253
Cost of Revenue        7,024    6,113        402           -   13,539
                   ------------------------------ ----------- --------
Gross Profit          38,681   11,435       (402)          -   49,714

Sales and
 marketing            15,122    7,327        240           -   22,689
Product and web site
 development           3,597    1,070        395           -    5,062
General and
 administrative        5,675    3,272     10,745           -   19,692
Amortization of
 intangibles               -        -        958           -      958
Restructuring
 charges                   -        -     (1,442)          -   (1,442)
                   ---------- -------- ---------- ----------- --------
Total operating
 expenses             24,394   11,669     10,896           -   46,959
                   ---------- -------- ---------- ----------- --------

Income (loss) from
 operations       $   14,287 $   (234)$  (11,298)$         - $  2,755
                   ========== ======== ========== =========== ========


                              MOVE, INC.
                       SEGMENT OPERATING RESULTS
                NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)


                                  Six months ended
                                   June 30, 2006
                   ---------------------------------------------------
                                    (unaudited)

                   Real Estate  Move-             Stock-based
                    Services   Related            Compensation
                              Services Unallocated              Total
                                                               revenue

Revenue           $  101,348 $ 41,522 $        - $         - $142,870
Cost of Revenue       16,043   14,759      1,893         158   32,853
                   ------------------------------ ----------- --------
Gross Profit          85,305   26,763     (1,893)       (158) 110,017

Sales and
 marketing            33,914   17,591      1,357         791   53,653
Product and web site
 development          11,905    2,132      2,272         839   17,148
General and
 administrative       14,162    7,349     14,712       4,131   40,354
Amortization of
 intangibles               -        -      1,336           -    1,336
                   ---------- -------- ---------- ----------- --------
Total operating
 expenses             59,981   27,072     19,677       5,761  112,491
                   ---------- -------- ---------- ----------- --------

Income (loss) from
 operations       $   25,324 $   (309)$  (21,570)$    (5,919)$ (2,474)
                   ========== ======== ========== =========== ========


                                   Six months ended
                                    June 30, 2005
                   ---------------------------------------------------
                                     (unaudited)

                   Real Estate  Move-              Stock-based
                    Services   Related             Compensation
                               Services Unallocated             Total
                                                               revenue

Revenue           $   85,433 $ 34,276 $        - $           $119,709
Cost of Revenue       13,757   11,961        722           -   26,440
                   ------------------------------ ----------- --------
Gross Profit          71,676   22,315       (722)          -   93,269

Sales and
 marketing            30,462   14,081        508           -   45,051
Product and web site
 development           6,972    1,661        808           -    9,441
General and
 administrative       10,771    6,370     18,928           -   36,069
Amortization of
 intangibles               -        -      2,155           -    2,155
Restructuring
 charges                   -        -     (1,442)          -   (1,442)
                   ---------- -------- ---------- ----------- --------
Total operating
 expenses             48,205   22,112     20,957           -   91,274
                   ---------- -------- ---------- ----------- --------

Income (loss) from
 operations       $   23,471 $    203 $  (21,679)$         - $  1,995
                   ========== ======== ========== =========== ========


                              MOVE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)



                                             Six Months Ended June 30,
                                                 ---------------------
                                                        2006     2005
                                                 ------------ --------
                                                       (unaudited)
Cash flows from continuing operating activities:
Net income                                       $     1,438  $ 2,925
Adjustments to reconcile net income to net cash
 provided by continuing operating activities:
   Depreciation                                        5,015    3,460
   Amortization of intangible assets                   1,336    2,155
   Provision for doubtful accounts                       540      565
   Stock-based compensation and charges                5,886      517
   Other non-cash items                                 (315)       2
Changes in operating assets and liabilities:
   Accounts receivable                                (1,842)    (716)
   Other assets                                       (2,380)  (1,650)
   Accounts payable and accrued expenses             (16,995)  (5,409)
   Deferred revenue                                   11,941    4,854
                                                  -----------  -------
     Net cash provided by operating activities         4,624    6,703
                                                  -----------  -------

Cash flows from investing activities:
Purchases of property and equipment                   (6,854)  (4,204)
Maturities of short-term investments                  16,950    4,000
Purchases of short-term investments                  (10,050)  (8,710)
Acquisitions, net                                     (9,572)       -
                                                  -----------  -------
     Net cash used in investing activities            (9,526)  (8,914)
                                                  -----------  -------

Cash flows from financing activities:
Proceeds from exercise of stock options                4,816      535
Restricted cash                                          855      (77)
Payments on capital lease obligations                 (1,374)    (927)
                                                  -----------  -------
     Net cash provided by (used in) financing
      activities                                       4,297     (469)
                                                  -----------  -------

Change in cash and cash equivalents                     (605)  (2,680)

Cash and cash equivalents, beginning of period        13,272   14,819
                                                  -----------  -------
Cash and cash equivalents, end of period         $    12,667  $12,139
                                                  ===========  =======


                              MOVE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)


                                                June 30,  December 31,
                                                  2006        2005
                                             -------------------------
                                              (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                 $    12,667  $    13,272
   Short-term investments                        132,150      139,050
   Accounts receivable, net                       18,764       15,966
   Other current assets                           22,093       19,485
                                              -----------  -----------
     Total current assets                        185,674      187,773

Property and equipment, net                       28,263       20,717
Goodwill, net                                     23,877       19,502
Intangible assets, net                            17,408       14,264
Restricted cash                                    4,171        5,026
Other assets                                       1,423        1,744
                                              -----------  -----------
     Total assets                            $   260,816  $   249,026
                                              ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                          $     2,070  $     6,427
   Accrued expenses                               28,429       40,879
   Obligation under capital leases                 1,919        1,005
   Deferred revenue                               56,456       43,652
                                              -----------  -----------
     Total current liabilities                    88,874       91,963

Obligation under capital leases                    3,065           --
Other liabilities                                  3,542        3,790
                                              -----------  -----------
     Total liabilities                            95,481       95,753
                                              -----------  -----------

Series B convertible preferred stock              93,705       91,349

Stockholders' equity:
   Series A convertible preferred stock                -            -
   Common stock                                      152          149
   Additional paid-in capital                  2,057,675    2,047,456
   Deferred stock-based charges                        -         (351)
   Accumulated other comprehensive income            394          343
   Accumulated deficit                        (1,986,591)  (1,985,673)
                                              -----------  -----------
   Total stockholders' equity                     71,630       61,924
                                              -----------  -----------

     Total liabilities and
      stockholders' equity                   $   260,816  $   249,026
                                              ===========  ===========


    CONTACT: Move, Inc.
             Mollie O'Brien, (805) 557-2303 (Investor Relations) investorrelations@move.com